UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2020

UPJOHN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56114	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer or Identification No.)

235 East 42nd Street New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 733-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 22, 2020, Upjohn Inc., a Delaware corporation (“Upjohn” or “Newco”), completed the offering of $1,000,000,000 aggregate principal amount of its 1.125% Senior Notes due 2022 (the “2022 U.S. Dollar Notes”), $750,000,000 aggregate principal amount of its 1.650% Senior Notes due 2025 (the “2025 U.S. Dollar Notes”), $750,000,000 aggregate principal amount of its 2.300% Senior Notes due 2027 (the “2027 U.S. Dollar Notes”), $1,450,000,000 aggregate principal amount of its 2.700% Senior Notes due 2030 (the “2030 U.S. Dollar Notes”), $1,500,000,000 aggregate principal amount of its 3.850% Senior Notes due 2040 (the “2040 U.S. Dollar Notes”) and $2,000,000,000 aggregate principal amount of its 4.000% Senior Notes due 2050 (the “2050 U.S. Dollar Notes” and, together with the 2022 U.S. Dollar Notes, the 2025 U.S. Dollar Notes, the 2027 U.S. Dollar Notes, the 2030 U.S. Dollar Notes and the 2040 U.S. Dollar Notes, the “U.S. Dollar Notes”). In connection with the issuance of the U.S. Dollar Notes, Newco entered into an indenture, dated as of June 22, 2020 (the “U.S. Dollar Indenture”), between Newco, as issuer, and The Bank of New York Mellon, as trustee (the “U.S. Dollar Trustee”), and a Registration Rights Agreement, dated as of June 22, 2020 (the “Registration Rights Agreement”), by and between Newco and Goldman Sachs & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc., Morgan Stanley and Co. LLC and Mizuho Securities USA LLC, as representatives of the several initial purchasers of the U.S. Dollar Notes.

The U.S. Dollar Notes were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in the United States to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act.

In addition, on June 23, 2020, Upjohn Finance B.V., a wholly owned financing subsidiary of Newco (“Finco”), completed the offering of €750,000,000 aggregate principal amount of its 0.816% Senior Notes due 2022 (the “2022 Euro Notes”), €750,000,000 aggregate principal amount of its 1.023% Senior Notes due 2024 (the “2024 Euro Notes”), €850,000,000 aggregate principal amount of its 1.362% Senior Notes due 2027 (the “2027 Euro Notes”) and €1,250,000,000 aggregate principal amount of its 1.908% Senior Notes due 2032 (the “2032 Euro Notes”, and, together with the 2022 Euro Notes, the 2024 Euro Notes and the 2027 Euro Notes, the “Euro Notes” and, together with the U.S. Dollar Notes, the “Notes”). In connection with the issuance of the Euro Notes, Finco entered into an indenture, dated as of June 23, 2020 (the “Euro Indenture” and, together with the U.S. Dollar Indenture, the “Indentures”), among Finco, as issuer, Newco, as guarantor, and Citibank, N.A., London Branch, as trustee, paying agent, transfer agent, and registrar (the “Euro Trustee”).

The Euro Notes were issued in a private offering exempt from the registration requirements of the Securities Act to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act.

The Notes were offered in connection with the previously announced proposed combination (the “Combination”) of Pfizer Inc.’s (“Pfizer”) global, primarily off-patent branded and generic established medicines business (the “Upjohn Business”) and Mylan N.V. (“Mylan”) pursuant to a Business Combination Agreement, dated as of July 29, 2019, among Pfizer, Newco, Mylan and certain of their affiliates, as amended on May 29, 2020 (and as may be further amended, restated or modified from time to time, the “Business Combination Agreement”). Prior to the Combination, pursuant to a Separation and Distribution Agreement, dated as of July 29, 2019, between Pfizer and Newco, as amended on February 18, 2020 and on May 29, 2020 (and as may be further amended, restated or modified from time to time, the “Separation and Distribution Agreement”), Pfizer will contribute the Upjohn Business to Newco, so that the Upjohn Business is separated from the remainder of Pfizer’s businesses (the “Separation”), and Pfizer will distribute to its stockholders all of the issued and outstanding shares of Newco’s common stock held by Pfizer (the “Distribution”). In connection with the Separation, and as partial consideration for Pfizer’s contribution of the Upjohn Business to Newco, Newco will make a cash payment of $12,000,000,000 to Pfizer (the “Cash Payment to Pfizer”). Newco intends to use the net proceeds from the offerings of the Notes, together with the net proceeds from other previously announced financing transactions, to fund in full the Cash Payment to Pfizer and related transaction fees and expenses. Newco intends to use any remaining balance of net proceeds from the offerings of the Notes for general corporate purposes. Pending application for the foregoing purposes, Newco intends to hold the net proceeds from the offerings of the Notes in cash and cash equivalents (which may include short-term investments).

Upon completion of each offering of Notes, the commitments under Newco’s previously announced Bridge Loan Facility Commitment Letter dated as of July 29, 2019 were fully terminated.

U.S. Dollar Indenture; Guarantees

The U.S. Dollar Notes are senior unsecured obligations of Newco. The U.S. Dollar Notes are initially guaranteed on a senior unsecured basis by Pfizer pursuant to a guarantee agreement, dated as of June 22, 2020, in favor of the holders of the U.S. Dollar Notes and the U.S. Dollar Trustee. The guarantee by Pfizer will be automatically and unconditionally terminated and released without the consent of holders upon the consummation of the Distribution.

Upon the consummation of the Combination, the Mylan entities (which will be subsidiaries of Newco following the Combination) that are issuers or guarantors of the outstanding senior unsecured notes issued by Mylan or Mylan Inc. (such notes, the “Mylan Notes” and, such issuers and guarantors, the “Mylan Guarantors”) will become guarantors of the U.S. Dollar Notes, substantially concurrently with Newco becoming a guarantor of the Mylan Notes. In addition, if, following the consummation of the Combination, a subsidiary of Newco becomes a guarantor or an obligor in respect of certain indebtedness, such subsidiary will guarantee the U.S. Dollar Notes on the terms and subject to the conditions set forth in the U.S. Dollar Indenture.

The 2022 U.S. Dollar Notes bear interest at a rate of 1.125% per annum, accruing from June 22, 2020. The 2022 U.S. Dollar Notes will mature on June 22, 2022, subject to earlier repurchase or redemption in accordance with the terms of the U.S. Dollar Indenture. The 2025 U.S. Dollar Notes bear interest at a rate of 1.650% per annum, accruing from June 22, 2020. The 2025 U.S. Dollar Notes will mature on June 22, 2025, subject to earlier repurchase or redemption in accordance with the terms of the U.S. Dollar Indenture. The 2027 U.S. Dollar Notes bear interest at a rate of 2.300% per annum, accruing from June 22, 2020. The 2027 U.S. Dollar Notes will mature on June 22, 2027, subject to earlier repurchase or redemption in accordance with the terms of the U.S. Dollar Indenture. The 2030 U.S. Dollar Notes bear interest at a rate of 2.700% per annum, accruing from June 22, 2020. The 2030 U.S. Dollar Notes will mature on June 22, 2030, subject to earlier repurchase or redemption in accordance with the terms of the U.S. Dollar Indenture. The 2040 U.S. Dollar Notes bear interest at a rate of 3.850% per annum, accruing from June 22, 2020. The 2040 U.S. Dollar Notes will mature on June 22, 2040, subject to earlier repurchase or redemption in accordance with the terms of the U.S. Dollar Indenture. The 2050 U.S. Dollar Notes bear interest at a rate of 4.000% per annum, accruing from June 22, 2020. The 2050 U.S. Dollar Notes will mature on June 22, 2050, subject to earlier repurchase or redemption in accordance with the terms of the U.S. Dollar Indenture. Interest on the U.S. Dollar Notes of each series will be payable semi-annually in arrears on June 22 and December 22, commencing on December 22, 2020.

At any time and from time to time, Newco may redeem some or all of the 2022 U.S. Dollar Notes, upon not less than 10 nor more than 60 days’ prior written notice, at a price equal to the greater of (1) 100% of the aggregate principal amount of the 2022 U.S. Dollar Notes being redeemed, and (2) the sum of the present values, as calculated by Newco, of the remaining scheduled payments of principal and interest on the 2022 U.S. Dollar Notes being redeemed, not including accrued and unpaid interest thereon, if any, to, but excluding, the redemption date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the U.S. Dollar Indenture) plus 15 basis points, plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the redemption date. At any time and from time to time prior to the date that is one month prior to their maturity date in the case of the 2025 U.S. Dollar Notes, the date that is two months prior to their maturity date in the case of the 2027 U.S. Dollar Notes, the date that is three months prior to their maturity date in the case of the 2030 U.S. Dollar Notes, the date that is six months prior to their maturity date in the case of the 2040 U.S. Dollar Notes and the date that is six months prior to their maturity date in the case of the 2050 U.S. Dollar Notes (each such date, an “Applicable U.S. Dollar Par Call Date”), Newco may redeem some or all of the U.S. Dollar Notes of the applicable series, upon not less than 10 nor more than 60 days’ prior written notice, at a price equal to the greater of (1) 100% of the aggregate principal amount of the U.S. Dollar Notes of such series being redeemed, and (2) the sum of the present values, as calculated by Newco, of the remaining scheduled payments of principal and interest on the U.S. Dollar Notes of such series being redeemed that would be due if the U.S. Dollar Notes of such series matured on the Applicable U.S. Dollar Par Call Date, not including accrued and unpaid interest thereon, if any, to, but excluding, the redemption date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus in the case of any 2025 U.S. Dollar Notes being redeemed, 25 basis points, in the case of any 2027 U.S. Dollar Notes being redeemed, 30 basis points, in the case of any 2030 U.S. Dollar Notes being redeemed, 30 basis points, in the case of any 2040 U.S. Dollar Notes being redeemed, 40 basis points, and in the case of any 2050 U.S. Dollar Notes being redeemed, 40 basis points, plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.

If certain change of control events occur, Newco must offer to purchase each series of the U.S. Dollar Notes from holders at purchase prices equal to 101% of their respective principal amounts, plus accrued and unpaid interest thereon, if any, to, but excluding, the date of purchase.

If the Contribution, the Distribution and the Combination are not consummated on or before February 1, 2021, or if, prior to such date, Newco and Mylan notify the U.S. Dollar Trustee that (i) the Business Combination Agreement has terminated in accordance with its terms prior to the consummation of the Combination or (ii) the Combination will otherwise not be pursued, Newco must redeem each series of the U.S. Dollar Notes at redemption prices equal to 101% of their respective principal amounts, plus accrued and unpaid interest thereon, if any, to, but excluding, the special mandatory redemption date.

The U.S. Dollar Indenture contains covenants that, among other things, restrict Newco’s ability and the ability of certain of Newco’s subsidiaries to (1) enter into sale and leaseback transactions; (2) create liens; (3) from and after the consummation of the Combination with respect to such subsidiaries only, guarantee certain of Newco’s outstanding obligations without also guaranteeing the obligations of Newco under the U.S. Dollar Notes, fully and unconditionally and on a senior basis; and (4) with respect to Newco only, consolidate, merge or sell substantially all of Newco’s assets. The U.S. Dollar Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants, payment defaults or acceleration of other indebtedness, failure to pay certain judgments and certain events of bankruptcy and insolvency. These covenants and events of default are subject to a number of important qualifications, limitations and exceptions that are described in the U.S. Dollar Indenture. If an event of default with respect to the U.S. Dollar Notes of a series occurs under the U.S. Dollar Indenture, the principal amount of all of the U.S. Dollar Notes of such series then outstanding, plus accrued and unpaid interest, if any, to the date of acceleration, may become immediately due and payable.

The Separation, the Distribution, the Combination, the Cash Payment to Pfizer and the other transactions contemplated by the Business Combination Agreement or the Separation and Distribution Agreement (collectively, the “RMT Transactions”) will be permitted under the U.S. Dollar Indenture and, except for a covenant limiting Newco’s use of the proceeds from the offering of the U.S. Dollar Notes prior to Pfizer contributing the Upjohn Business to Newco (the “Contribution”), the RMT Transactions will not be subject to any covenants contained in the U.S. Dollar Indenture. In addition, the covenants in the U.S. Dollar Indenture will not restrict the ability of the parties to the Business Combination Agreement, the Separation and Distribution Agreement and related ancillary agreements to materially amend or modify those agreements, or to materially change the terms of the RMT Transactions. Holders of U.S. Dollar Notes will have no rights under the special mandatory redemption provisions described above in the event of such amendments, modifications or changes, and will have no rights to consent to such amendments, modifications or changes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the U.S. Dollar Indenture, a copy of which is filed as Exhibit 4.1 hereto, and the U.S. Dollar Notes, the forms of which are contained in Exhibit 4.1, all of which are incorporated herein by reference.

The initial purchasers of the U.S. Dollar Notes have, from time to time, performed, are currently performing and may in the future perform, various financial advisory and commercial and investment banking services for Newco and to persons and entities with relationships with Newco, for which they received or will receive customary fees and expenses.

Euro Indenture; Guarantees

The Euro Notes are senior unsecured obligations of Finco. The Euro Notes are guaranteed on a senior unsecured basis by Newco pursuant to the Euro Indenture and are initially guaranteed on a senior unsecured basis by Pfizer pursuant to a guarantee agreement, dated as of June 23, 2020, in favor of the holders of the Euro Notes and the Euro Trustee. The guarantee by Pfizer will be automatically and unconditionally terminated and released without the consent of holders upon the consummation of the Distribution.

Upon the consummation of the Combination, the Mylan Guarantors will become guarantors of the Euro Notes, substantially concurrently with Newco becoming a guarantor of the Mylan Notes. In addition, if, following the consummation of the Combination, a subsidiary of Newco becomes a guarantor or an obligor in respect of certain indebtedness, such subsidiary will guarantee the Euro Notes on the terms and subject to the conditions set forth in the Euro Indenture.

The 2022 Euro Notes bear interest at a rate of 0.816% per annum, accruing from June 23, 2020. The 2022 Euro Notes will mature on June 23, 2022, subject to earlier repurchase or redemption in accordance with the terms of the Euro Indenture. The 2024 Euro Notes bear interest at a rate of 1.023% per annum, accruing from June 23, 2020. The 2024 Euro Notes will mature on June 23, 2024, subject to earlier repurchase or redemption in accordance with the terms of the Euro Indenture. The 2027 Euro Notes bear interest at a rate of 1.362% per annum, accruing from June 23, 2020. The 2027 Euro Notes will mature on June 23, 2027, subject to earlier repurchase or redemption in accordance with the terms of the Euro Indenture. The 2032 Euro Notes bear interest at a rate of 1.908% per annum, accruing from June 23, 2020. The 2032 Euro Notes will mature on June 23, 2032, subject to earlier repurchase or redemption in accordance with the terms of the Euro Indenture. Interest on the Euro Notes of each series will be payable annually in arrears on June 23 of each year, commencing on June 23, 2021.

At any time and from time to time, Finco may redeem some or all of the 2022 Euro Notes, upon not less than 10 nor more than 60 days’ prior written notice, at a price equal to the greater of (1) 100% of the aggregate principal amount of the 2022 Euro Notes being redeemed, and (2) the sum of the present values, as calculated by Finco, of the remaining scheduled payments of principal and interest on the 2022 Euro Notes being redeemed, not including accrued and unpaid interest thereon, if any, to, but excluding, the redemption date, discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association), at the Bund Rate (as defined in the Euro Indenture) plus 25 basis points, plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the redemption date. At any time and from time to time prior to the date that is one month prior to their maturity date in the case of the 2024 Euro Notes, the date that is two months prior to their maturity date in the case of the 2027 Euro Notes, and the date that is three months prior to their maturity date in the case of the 2032 Euro Notes (each such date, an “Applicable Euro Par Call Date”), Finco may redeem some or all of the Euro Notes of the applicable series, upon not less than 10 nor more than 60 days’ prior written notice, at a price equal to the greater of (1) 100% of the aggregate principal amount of the Euro Notes of such series being redeemed, and (2) the sum of the present values, as calculated by Finco, of the remaining scheduled payments of principal and interest on the Euro Notes of such series being redeemed that would be due if the Euro Notes of such series matured on the Applicable Euro Par Call Date, not including accrued and unpaid interest thereon, if any, to, but excluding, the redemption date, discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association), at the applicable Bund Rate plus in the case of any 2024 Euro Notes being redeemed, 25 basis points, in the case of any 2027 Euro Notes being redeemed, 30 basis points, and in the case of any 2032 Euro Notes being redeemed, 35 basis points, plus, in each case, accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.

If certain change of control events occur, Newco or Finco must offer to purchase each series of the Euro Notes from holders at purchase prices equal to 101% of their respective principal amounts, plus accrued and unpaid interest thereon, if any, to, but excluding, the date of purchase.

If the Contribution, the Distribution and the Combination are not consummated on or before February 1, 2021, or if, prior to such date, Newco and Mylan notify the Euro Trustee that (i) the Business Combination Agreement has terminated in accordance with its terms prior to the consummation of the Combination or (ii) the Combination will otherwise not be pursued, Finco must redeem each series of the Euro Notes at redemption prices equal to 101% of their respective principal amounts, plus accrued and unpaid interest thereon, if any, to, but excluding, the special mandatory redemption date.

The Euro Indenture contains covenants that, among other things, restrict Newco’s ability and the ability of certain of Newco’s subsidiaries to (1) enter into sale and leaseback transactions; (2) create liens; (3) from and after the consummation of the Combination with respect to such subsidiaries only, guarantee certain of Newco’s outstanding obligations without also guaranteeing the obligations of Finco under the Euro Notes, fully and unconditionally and on a senior basis; and (4) with respect to Newco and Finco only, consolidate, merge or sell substantially all of Newco’s assets. The Euro Indenture also contains a covenant prohibiting Finco from acquiring material assets, subject to certain exceptions. The Euro Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants, payment defaults or acceleration of other indebtedness, failure to pay certain judgments and certain events of bankruptcy and insolvency. These covenants and events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Euro Indenture. If an event of default with respect to the Euro Notes of a series occurs under the Euro Indenture, the principal amount of all of the Euro Notes of such series then outstanding, plus accrued and unpaid interest, if any, to the date of acceleration, may become immediately due and payable.

The RMT Transactions will be permitted under the Euro Indenture and, except for a covenant limiting Newco’s and Finco’s use of the proceeds from the offering of the Euro Notes prior to the Contribution, the RMT Transactions will not be subject to any covenants contained in the Euro Indenture. In addition, the covenants in the Euro Indenture will not restrict the ability of the parties to the Business Combination Agreement, the Separation and Distribution Agreement and related ancillary agreements to materially amend or modify those agreements, or to materially change the terms of the RMT Transactions. Holders of Euro Notes will have no rights under the special mandatory redemption provisions described above in the event of such amendments, modifications or changes, and will have no rights to consent to such amendments, modifications or changes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Euro Indenture, a copy of which is filed as Exhibit 4.9 hereto, and the Euro Notes, the forms of which are contained in Exhibit 4.9, all of which are incorporated herein by reference.

The initial purchasers of the Euro Notes have, from time to time, performed, are currently performing and may in the future perform, various financial advisory and commercial and investment banking services for Newco or Finco and to persons and entities with relationships with Newco or Finco, for which they received or will receive customary fees and expenses.

Registration Rights Agreement

In connection with the offering of the U.S. Dollar Notes, Newco entered into the Registration Rights Agreement pursuant to which Newco will use commercially reasonable efforts (1) to file a registration statement (the “Exchange Offer Registration Statement”) with respect to an offer to exchange each series of U.S. Dollar Notes (each, an “Exchange Offer”) for new notes with the same aggregate principal amount and terms substantially identical in all material respects to the applicable series of U.S. Dollar Notes (except for the provisions relating to the transfer restrictions, Pfizer guarantee, special mandatory redemption and payment of additional interest); (2) to cause the Exchange Offer Registration Statement to be declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act; and (3) to consummate the Exchange Offer not later than 365 days after the consummation of the Combination (the “Exchange Date”).

If Newco determines that the Exchange Offer would violate any applicable law or applicable interpretations of the SEC or upon receipt of a written request (a “Shelf Request”) from any initial purchaser representing that it holds U.S. Dollar Notes that are or were ineligible to be exchanged in the Exchange Offer, Newco will use commercially reasonable efforts to (1) file a shelf registration statement covering resales of the U.S. Dollar Notes; (2) cause such shelf registration statement to become effective under the Securities Act; and (3) keep the shelf registration statement effective until the earliest of the date (i) when a registration statement with respect to such U.S. Dollar Notes has become effective under the Securities Act and such U.S. Dollar Notes have been exchanged or disposed of pursuant to such registration statement, (ii) when such U.S. Dollar Notes cease to be outstanding, (iii) except in the case of U.S. Dollar Notes that are held by an initial purchaser and that are ineligible to be exchanged in the Exchange Offer, when the Exchange Offer is consummated, (iv) when such U.S. Dollar Notes are freely tradeable, without restriction, under federal or state securities laws, (v) that is one year after the consummation of the Combination and (vi) when holders of the U.S. Dollar Notes, other than holders that are “affiliates” (as defined in Rule 144 promulgated under the Securities Act (“Rule 144”)) of Newco, are able to sell such U.S. Dollar Notes without restriction, and without reliance as to the availability of current public information, pursuant to Rule 144 (such date, the “Registration Rights Expiration Date”).

As to any series of U.S. Dollar Notes, if (1) the Exchange Offer, with respect to such series of U.S. Dollar Notes, is not completed on or prior to the Exchange Date, (2) the shelf registration statement with respect to such series of U.S. Dollar Notes, if required because Newco determines that the Exchange Offer would violate any applicable law or applicable interpretations of the SEC, has not become effective on or prior to the Exchange Date, (3) Newco receives a Shelf Request and the shelf registration statement required to be filed thereby has not become effective by the later of (a) the Exchange Date and (b) 90 days after delivery of such Shelf Request or (4) the shelf registration statement, if required by the Registration Rights Agreement, has become effective and thereafter ceases to be effective or the prospectus contained therein ceases to be usable, in each case whether or not permitted by the Registration Rights Agreement, at any time prior to the Registration Rights Expiration Date, and such failure to remain effective or usable exists for more than 180 days (whether or not consecutive) in any 12-month period, each such event referred to in clauses (1) through (4), a “Registration Default,” then, subject to certain exceptions, the interest rate on the U.S. Dollar Notes of such series will be increased by (i) 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 0.50% per annum.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 4.8 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Indentures is incorporated by reference into this item.

Forward-Looking Statements

This communication contains “forward-looking statements”. Such forward-looking statements may include, without limitation, statements about the financing transactions (including statements regarding the use of proceeds therefrom), the proposed combination of Newco and Mylan, which will immediately follow the proposed separation of the Upjohn Business from Pfizer (the “proposed combination”), the expected timetable for completing the proposed combination, the benefits and synergies of the proposed combination, future opportunities for the combined company and products and any other statements regarding Pfizer’s, Mylan’s, the Upjohn Business’s or the combined company’s future operations, financial or operating results, capital allocation, dividend policy, debt ratio, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, and other expectations and targets for future periods. Forward-looking statements may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “pipeline”, “intend”, “continue”, “target”, “seek” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: ongoing challenges and uncertainties posed by the COVID-19 pandemic for businesses and governments around the world; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed combination; changes in relevant tax and other laws; the parties’ ability to consummate the proposed combination; the conditions to the completion of the proposed combination, including receipt of approval of Mylan’s shareholders, not being satisfied or waived on the anticipated timeframe or at all; the regulatory approvals required for the proposed combination not being obtained on the terms expected or on the anticipated schedule or at all; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with U.S. GAAP and related standards, or on an adjusted basis; the integration of Mylan and Newco being more difficult, time-consuming or costly than expected; Mylan’s, the Upjohn Business’s and the combined company’s failure to achieve expected or targeted future financial and operating performance and results; the possibility that the combined company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the proposed combination within the expected time frames or at all or to successfully integrate Mylan and Newco; customer loss and business disruption being greater than expected following the proposed combination; the retention of key employees being more difficult following the proposed combination; Mylan’s, the Upjohn Business’s or the combined company’s liquidity, capital resources and ability to obtain financing; any regulatory, legal or other impediments to Mylan’s, the Upjohn Business’s or the combined company’s ability to bring new products to market, including but not limited to where Mylan, the Upjohn Business or the combined company uses its business judgment and decides to manufacture, market and/or sell products directly or through third parties, notwithstanding the fact that allegations of patent infringement(s) have not been finally resolved by the courts (i.e., an “at-risk launch”); success of clinical trials and Mylan’s, the Upjohn Business’s or the combined company’s ability to execute on new product opportunities; any changes in or difficulties with Mylan’s, the Upjohn Business’s or the combined company’s manufacturing facilities, including with respect to remediation and restructuring activities, supply chain or inventory or the ability to meet anticipated demand; the scope, timing and outcome of any ongoing legal proceedings, including government investigations, and the impact of any such proceedings on Mylan’s, the Upjohn Business’s or the combined company’s consolidated financial condition, results of operations and/or cash flows; Mylan’s, the Upjohn Business’s and the combined company’s ability to protect their respective intellectual property and preserve their respective intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the ability to attract and retain key personnel; changes in third-party relationships; actions and decisions of healthcare and pharmaceutical regulators; the impacts of competition; changes in the economic and financial conditions of the Upjohn Business or the business of Mylan or the combined company; the impact of outbreaks, epidemics or pandemics, such as the COVID-19 pandemic; uncertainties regarding future demand, pricing and reimbursement for Mylan’s, the Upjohn Business’s or the combined company’s products; and uncertainties and matters beyond the control of management and other factors described under “Risk Factors” in each of Pfizer’s, Newco’s and Mylan’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”). These risks, as well as other risks associated with Mylan, the Upjohn Business, the combined company and the proposed combination are also more fully discussed in the Registration Statement on Form S-4, as amended, which includes a proxy statement/prospectus (as amended, the “Form S-4”), which was filed by Newco with the SEC on October 25, 2019 and declared effective by the SEC on February 13, 2020, the Registration Statement on Form 10, which includes an information statement (the “Form 10”), which was filed by Newco with the SEC on June 12, 2020 and has not yet been declared effective, a definitive proxy statement, which was filed by Mylan with the SEC on February 13, 2020 (the “Proxy Statement”), and the prospectus, which was filed by Newco with the SEC on February 13, 2020 (the “Prospectus”). You can access Pfizer’s, Mylan’s and Newco’s filings with the SEC through the SEC website at www.sec.gov, and Pfizer and Mylan strongly encourage you to do so. Except as required by applicable law, Pfizer, Mylan and Newco undertake no obligation to update any statements herein for revisions or changes after this communication is made.

Additional Information and Where to Find It

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the proposed combination except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed combination, Newco and Mylan have filed certain materials with the SEC, including, among other materials, the Form S-4, Form 10 and Prospectus filed by Newco and the Proxy Statement filed by Mylan. The Form S-4 was declared effective on February 13, 2020 and the Proxy Statement and the Prospectus were first mailed to shareholders of Mylan on or about February 14, 2020 to seek approval of the proposed combination. The Form 10 has not yet become effective. After the Form 10 is effective, a definitive information statement will be made available to Pfizer stockholders relating to the proposed combination. Newco and Mylan intend to file additional relevant materials with the SEC in connection with the proposed combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MYLAN, NEWCO,

AND THE PROPOSED COMBINATION. The documents relating to the proposed combination (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Mylan, upon written request to Mylan or by contacting Mylan at (724) 514-1813 or investor.relations@mylan.com or from Pfizer on Pfizer’s internet website at https://investors.Pfizer.com/financials/sec-filings/default.aspx or by contacting Pfizer’s Investor Relations Department at (212) 733-2323, as applicable.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, Pfizer, Mylan, Newco and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed combination under the rules of the SEC. Information about the directors and executive officers of Newco following the completion of the proposed combination may be found in the Form 10, the Form S-4, the Proxy Statement and the Prospectus, and Pfizer’s Current Report on Form 8-K filed with the SEC on February 28, 2020. Information about the directors and executive officers of Pfizer may be found in its Annual Report on Form 10-K filed with the SEC on February 27, 2020 and its definitive proxy statement relating to its 2020 Annual Meeting filed with the SEC on March 13, 2020, as supplemented by its supplement to the proxy statement filed with the SEC on April 7, 2020. Information about the directors and executive officers of Mylan may be found in its Annual Report on Form 10-K filed with the SEC on February 28, 2020, as amended on April 29, 2020, and its definitive proxy statement relating to its 2020 Annual General Meeting filed with the SEC on June 8, 2020. Additional information regarding the interests of these participants can also be found in the Form S-4, the Proxy Statement and the Prospectus. These documents can be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

To the extent that the Indentures and the Registration Rights Agreement included or incorporated by reference as exhibits to this Current Report on Form 8-K contain representations and warranties by Newco or Finco, those representations and warranties were made solely for the benefit of the other parties to the applicable Indenture or the Registration Rights Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to Newco or Finco if those statements prove to be inaccurate; (ii) may have been qualified in the applicable Indenture or the Registration Rights Agreement by disclosures that were made to the other parties in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the applicable agreement.

We acknowledge that, notwithstanding the inclusion of the foregoing cautionary statements, we are responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Exhibit No.	Description

4.1	Indenture, dated as of June 22, 2020, between Upjohn Inc., as issuer, and The Bank of New York Mellon, as trustee.

4.2	Form of 1.125% U.S. Dollar Note due 2022 (included in Exhibit 4.1).

4.3	Form of 1.650% U.S. Dollar Note due 2025 (included in Exhibit 4.1).

4.4	Form of 2.300% U.S. Dollar Note due 2027 (included in Exhibit 4.1).

4.5	Form of 2.700% U.S. Dollar Note due 2030 (included in Exhibit 4.1).

4.6	Form of 3.850% U.S. Dollar Note due 2040 (included in Exhibit 4.1).

4.7	Form of 4.000% U.S. Dollar Note due 2050 (included in Exhibit 4.1).

4.8

Registration Rights Agreement, dated as of June 22, 2020, by and between Upjohn Inc. and Goldman Sachs & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc., Morgan Stanley and Co. LLC, and Mizuho Securities USA LLC, as representatives of the several initial purchasers of the U.S. Dollar Notes.

4.9	Indenture, dated as of June 23, 2020, among Upjohn Finance B.V., as issuer, Upjohn Inc., as guarantor, and Citibank, N.A., London Branch, as trustee, transfer agent, paying agent and registrar.

4.10	Form of 0.816% Euro Note due 2022 (included in Exhibit 4.9).

4.11	Form of 1.023% Euro Note due 2024 (included in Exhibit 4.9).

4.12	Form of 1.362% Euro Note due 2027 (included in Exhibit 4.9).

4.13	Form of 1.908% Euro Note due 2032 (included in Exhibit 4.9).

104	Cover Page Interactive Data File—The cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPJOHN INC.

Date: June 26, 2020	By:	/s/ Michael Goettler
Michael Goettler President